UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

December 28, 2011 (December 28, 2011)

ADVOCAT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 28, 2011, the Registrant announced the opening of Rose Terrace Health and Rehabilitation Center, its third health care center in the state of West Virginia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

99.1	Press Release dated December 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: December 28, 2011

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated December 28, 2011.